American Century World Mutual Funds, Inc.

Prospectus Supplement

International Opportunities Fund

Supplement dated January 26, 2009 ■ Prospectus dated April 1, 2008

Effective February 2, 2009, “(closed)” is deleted from the front cover of the prospectus and the Closed Fund Policies section is deleted on page 16 of the prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-64097   0901